WILLIS GROUP HOLDINGS Fact Book Second Quarter 2014 September 2014 Exhibit 99.1

Important disclosures regarding forward-looking statements
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This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current global economic conditions on our results of operations and financial condition, including as a result of those associated with the
Eurozone, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and fully realize anticipated benefits of our new growth strategy and revenue generating initiatives; our ability to implement and realize anticipated benefits of any expense reduction initiative, including our ability to achieve expected savings from the multi-year operational improvement program as a result of unexpected costs or delays and demand on managerial, operational and administrative resources and/or  macroeconomic factors affecting the program; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to develop and implement technology solutions and invest in innovative product offerings in an efficient and effective manner; our ability to continue to manage our significant indebtedness; our ability to compete in our industry;  our ability to develop new products and services; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions;
the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions, including a downgrade to our credit rating, that could inhibit our ability to borrow funds or the pricing thereof and in certain circumstances cause us to offer to buy back some of our debt; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; •our ability to achieve anticipated benefits of any acquisition or other transactions in which we may engage, including  any revenue growth or operational efficiencies; our ability to effectively integrate any acquisition into our business; our inability to exercise full management control over our associates, such as Gras Savoye; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; any potential impact from the US healthcare reform legislation; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; the interruption or loss of our information processing systems, data security breaches or failure to maintain secure information systems; and impairment of the goodwill in one of our reporting units, in which case we may be required to record significant charges to earnings.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also
Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2013, and our subsequent filings with the Securities and Exchange Commission.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures
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This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-
GAAP financial measures may differ from other companies and therefore comparability may be limited.
Definitions of non-GAAP financial measures
We believe that investors’ understanding of the Company’s performance is enhanced by our disclosure of the following non-GAAP financial measures.
Our method of calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Organic commissions and fees growth
Organic commissions and fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; and (iii) the net commission and fee revenues related to operations disposed of in each period presented, from reported commissions and fees growth.
We believe organic growth in commissions and fees provides a measure that the investment community may find helpful in assessing the performance of operations that were part of our operations in both the current and prior periods, and provides a measure against which our businesses may be assessed in the future.
Underlying operating income, underlying EBITDA, underlying net income and underlying net income per diluted share
Underlying operating income, underlying EBITDA, underlying net income and underlying net income per diluted share are calculated by excluding the impact of certain items, including foreign currency translation, from operating income, net income and net income per diluted share, respectively, the most directly comparable GAAP measures. We believe that excluding these items, as applicable, from operating income and net income, provides a more complete and consistent comparative analysis of our results of operations.

Global risk adviser and broker
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Commission and fee mix
~ 70% / 30%
Client
Globally diverse
client base in >150
countries
Segmented: Large
corporates, small
and middle market
Insurer
Placed ~$50 billion
in premium in 2013
More than 2,500
carrier
relationships
Adviser Broker
Broad P&C
Specialty
Human Capital & Benefits
Reinsurance
Capital Markets
Analytics

With roots dating to 1828, Willis operates today on every continent, with approximately 18,000 employees in over 400 offices
Across geographies, industries and specialties, Willis provides its local and multinational clients with resilience for a risky world
Willis is known for its market-leading products and professional services in risk management and risk transfer
Willis experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events
Global risk advisor and broker
|  5
Global
International
North America
2013 revenue - $3.7 billion

1.8%
3.1%
4.9%
2011
2012
2013

$439
$525
$561
2011
2012
2013

Willis

Strong growth in organic revenues and operating cash flows
|  6
Cash flow from operations ($ millions)
Mid-single digit organic growth
across all segments in 2013
Willis North America 4.9%
Willis International 4.1%
Willis Global 5.6%
2013 corporate/non-operating uses of
cash:
Dividends $193 million
Capex $112 million
M&A expenditures of ~$34 million
See important disclosures regarding non-GAAP measures on page 3 and reconciliations starting on page 16
Organic commission and fee growth %

2Q14 RESULTS

Strong organic commission and fee growth
8
Growth well spread across all segments
North America - growth across most
regions, led by Northeast and Atlantic;
Construction and Human Capital practices
up mid- and low-single digits, respectively
International – Growth in all regions, led by
Latin America, up double digits, Eastern
Europe up high single digits
Global – Growth led by Willis Insurance
UK with strong performances from
Construction and Financial Solutions
specialties businesses; very modest
growth at Willis Re hampered by
challenging environment
See important disclosures regarding non-GAAP measures on page 3 and reconciliations starting on page 16
2Q14 organic C&F growth in line with mid-single digit growth goal
4.0%
6.7%
5.1% 5.1%
4.8%
5.6%
3.4%
4.5%
North America International Global Group
Reported Organic
Cash flow from operations ($ millions)

2Q 2014 summary financial results
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2Q 2014 2Q 2013
Reported C&F growth 5.1% 5.7%
Organic C&F growth 4.5% 6.3%
Reported operating margin 15.8% 18.8%
Underlying operating margin 16.1% 17.4%
Reported diluted EPS $0.26 $0.59
Underlying diluted EPS $0.49 $0.59
Underlying EBITDA $187 $191
Tax items ($0.12 per diluted share impact from  deferred tax valuation allowance and
$0.05 from higher tax rate)
Venezuela devaluation ($0.07 per diluted share)
Foreign currency movements ($0.03 per diluted share)
Operational improvement program and increased share count ($0.01 per diluted share each)
Underlying operating performance accounted for remaining $(0.04) per diluted share year over year movement
See important disclosures regarding non-GAAP measures on page 3 and reconciliations starting on page 16
Q2 2014 vs Q2 2013 negatively impacted a number of items, primarily:

SEGMENT OVERVIEWS

West
12%
South
11%
Atlantic
15%
CAPPPS(1)
11%
Other
3%
Canada
3%
Midwest
17%
California
7%
Northeast
21%

2013 North America C&F: $1.35 billion
Willis North America overview
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(1)
CAPPPS: Captives, Actuarial, Programs, Pooling and Personal Lines
Major practices
• More than 5,000 associates delivering
industry and product specific solutions to
our clients
• Over 100 locations, broad geographic
reach with ability to connect with Willis
network.
Segment
• Human Capital ~25% of 2013 North
America C&F
• Construction ~14% of North America C&F
• Healthcare
• Real estate/hospitality
• Financial and Executive risk
2013 commissions and fees – by region

2013 International C&F: $0.9 billion
Willis International overview
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Segment
• Approximately 6,000 associates in over 40
countries
• Offices designed to grow business locally
around the world, making use of the skills,
industry knowledge and expertise available
within segment and elsewhere in the
Group
Retail operations
• Western and Eastern Europe
• Latin America
• Asia Pacific
• South Africa
• Middle East
• Australasia
Western
Europe
54%
Latin America
20%
Australasia
9%
South Africa
1%
Asia Pacific
11%
Eastern
Europe
5%
2013 commissions and fees – by region

Specialties
25%
North America
38%
International
37%

Willis

Willis Global overview
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Segment
Willis Re
• One of the world’s largest reinsurance
brokers with three divisions: North
America, International and Specialty
• Strong market share in major markets,
particularly marine and aviation
• Complete range of transactional
capabilities including, in conjunction with
WCM&A, a wide variety of capital markets
based products
• Cutting edge analytical and advisory
services, including Willis Research
Network, the insurance industry’s largest
partnership with global academic
• Reinsurance, Specialty Insurance and
Capital Markets businesses
• Approximately 4,000 associates
• Clients around the globe
2013 Global C&F: $1.36 billion
Reinsurance
40%
Willis Insurance UK
49%
Facultative
4%
Risk
2%
Willis Capital
Markets
1%
Other
4%
2013 Reinsurance C&F – by division
2013 commissions and fees – by business

Transport
26%
Natural Resources
9%
Other
6%
Finex/Finmar
12%
PP&T
11%
Willis UK
22%
P&C Construction
14%

Willis

Willis Global overview (continued)
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Willis Insurance UK
• Combination of Global Specialty business
and UK retail business, creating a seamless
client proposition
• Strong global positions in:
• Transport – includes aerospace, inspace
and marine
• Natural resources
• Construction
• Political, people and terrorism (PP&T)
• Financial and executive risk
(Finex/Finmar)
• Fine art, jewelry, art, specie, bloodstock
• Faber Global – wholesale and facultative
solutions through London, European &
Bermuda markets
Willis Capital Markets & Advisory
• Advises on M&A and capital markets
transactions
Facultative
2013 commissions and fees – by business
2013 Willis Insurance UK C&F – by specialty

APPENDIX

Important disclosures regarding non-GAAP measures (continued)
Commissions and fees analysis
|  16
2014 2013 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Three months ended June
30, 2014
North America $340 $327 4.0 - (0.8) 4.8
International 222 208 6.7 (0.5) 1.6 5.6
Global 368 350 5.1 2.1 (0.4) 3.4
Total $930 $885 5.1 0.7 (0.1) 4.5
2014 2013 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Six months ended June
30, 2014
North America $709 $682 4.0 (0.1) (0.8) 4.9
International 501 472 6.1 (1.2) 0.7 6.6
Global 810 777 4.2 1.7 (0.2) 2.7
Total $2,020 $1,931 4.6 0.5 (0.2) 4.3

Important disclosures regarding non-GAAP measures (continued)
Commissions and fees analysis
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2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2013 Full year
North America $1,349 $1,281 5.3 (0.1) 0.6 4.8
International 926 874 5.9 0.1 - 5.8
Global 1,358 1,303 4.2 (0.9) 0.8 4.3
Commissions and Fees $3,633 $3,458 5.1 (0.3) 0.5 4.9
2012 2011 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2012 Full year
North America $1,281 $1,285 (0.3) 0.1 - (0.4)
International 874 870 0.5 (5.8) - 6.3
Global 1,303 1,259 3.5 (1.4) 0.2 4.7
Commissions and Fees $3,458 $3,414 1.3 (1.8) - 3.1
2011 2010 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2011 Full year
North America $1,285 $1,344 (4.4) (0.1) 1.3 (5.6)
International 870 777 12.0 4.7 - 7.3
Global 1,259 1,172 7.4 2.5 (2.3) 7.2
Commissions and Fees $3,414 $3,293 3.7 2.1 (0.2) 1.8

Important disclosures regarding non-GAAP measures (continued)
Operating income to underlying operating income
|  18
For prior periods, underlying measures have been rebased to current period exchange rates to remove the impact of foreign currency movements when comparing periods
2013 2014
(In millions) 1Q 2Q YTD 1Q 2Q YTD
Total revenue $1,051 $890 $1,941 $1,097 $935 $2,032
excluding:
Foreign currency movements 3 5 8 - - -
Underlying revenue $1,054 $895 $1,949 $1,097 $935 $2,032
Operating income $281 $167 $448 $326 $148 $474
excluding:
Operational improvement program - - - - 3 3
Expense reduction initiative 46 - 46 - - -
Foreign currency movements (4) (11) (15) - - -
Underlying operating income $323 $156 $479 $326 $151 $477
Operating margin (operating income as a
percentage of total revenue)
26.7% 18.8% 23.1% 29.7% 15.8% 23.3%
Underlying operating margin (underlying operating
income as a percentage of underlying total revenue)
30.6% 17.4% 24.6% 29.7% 16.1% 23.5%

Important disclosures regarding non-GAAP measures (continued)
Net income (loss) to underlying net income
|  19
2013
(In millions, except per share data) 1Q 2Q YTD 1Q 2Q YTD
Net income $219 $105 $324 $246 $47 $293
Excluding the following, net of tax:
Operational improvement program - - - - 2 2
Venezuela currency devaluation - - - - 13 13
Deferred tax valuation allowance - - - - 21 21
Expense reduction initiative 38 - 38 - - -
Net loss on disposal of operations - - - 2 - 2
Foreign currency movements (6) (5) (11) - - -
Underlying net income $251 $100 $351 $248 $83 $331
Diluted shares outstanding 176 178 177 182 182 182
Net income per diluted share
$  1.83 $1.35 $0.26 $1.61
Underlying net income per diluted share $2.05 $1.36 $0.49 $1.88
$1.24 $0.59
$0.59 $1.46
2014
For prior periods, underlying measures (other than EPS) have been rebased to current period exchange rates to remove the impact of foreign currency movements when comparing periods. In the current three and six month periods only, underlying EPS excludes the $0.03 and $0.06, respectively, negative year over year impact of foreign currency movements in order to assist comparability to EPS figures that have been disclosed in prior periods.

Important disclosures regarding non-GAAP measures (continued)
Net income to underlying EBITDA
|  20
For prior periods, underlying measures have been rebased to current period exchange rates to remove the impact of foreign currency movements when comparing periods
$ millions
% %
2014 2013 Change 2014 2013 Change
Net income $47 $105 (55.2) $293 $324 (9.6)
Add back:
Net income attributable to
noncontrolling interests
1 2 5 6
Interest in earning of associates,
net of tax
3 3 (16) (12)
Income tax charge 59 29 122 77
Interest expense 35 32 67 63
Other expense (income) 3 (4) 3 (10)
Depreciation 24 21 47 47
Amortization 12 14 25 28
EBITDA $184 $202 (8.9) $546 $523 4.4
Adjusting items:
Operational improvement program 3 - 3 -
Expense reduction initiative - - - 41
Foreign currency movements - (11) - (14)
Underlying EBITDA
(1)
$187 $191 (2.1) $549 $550 (0.2)
Three months
ended June 30,
Six months
ended June 30,

WILLIS GROUP HOLDINGS Fact Book Second Quarter 2014 September 2014